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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SkillSoft Corporation, of our report dated December 16, 1999 (except with respect to the matter discussed in Note 6(b) as to which the date is December 28, 1999), relating to the financial statements, appearing in Registration Statement on Form S-1 (File No. 333-86815) of SkillSoft Corporation.


/s/ Arthur Andersen LLP

Boston, Massachusetts
February 14, 2000